                                                                    Exhibit 99.1
CONTACTS:
(MEDIA):          TONY LENTINI               (713) 296-6227
                  BILL MINTZ                 (713) 296-7276
                  DAVID HIGGINS              (713) 296-6690

(INVESTOR):       ROBERT DYE                 (713) 296-6662

(WEB SITE):       www.apachcorp.com

                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME

                  APACHE REPORTS RECORD SECOND-QUARTER EARNINGS
                       OF $587 MILLION OR $1.76 PER SHARE

         FIRST-HALF PRODUCTION INCREASES 7 PERCENT TO 466,000 BARRELS OF
                             OIL EQUIVALENT PER DAY

      Houston, July 28, 2005 - Apache Corporation (NYSE, Nasdaq: APA) today reported that higher oil and gas prices and record production combined to generate record second-quarter 2005 earnings of $587 million or $1.76 per diluted common share, up from $382 million or $1.16 per diluted common share in the prior-year period. It was the company's sixth consecutive quarter of record earnings.

      Cash from operations before changes in operating assets and liabilities* totaled a record $1.1 billion in the second quarter, up 53 percent from $721 million in the year-earlier period.

      For the first half of 2005, Apache reported earnings of $1.15 billion, or $3.44 per share, up 58 percent from the first half of 2004, and cash from operations of $2.1 billion, up from $1.5 billion in the year-earlier period. First-half oil and gas revenues climbed $1 billion, or 42 percent, to $3.4 billion.

      Production averaged 470,000 barrels of oil equivalent (boe) per day in the second quarter, 6 percent ahead of last year's second-quarter production. For the first six months, Apache's production was up 7 percent to 466,000 boe per day.

      "A number of factors - including our active drilling program and development projects in Canada, Egypt, the North Sea and Australia - point to continued production growth in the second half of 2005," said G. Steven Farris, Apache's president, chief executive officer and chief operating officer.

      Apache completed 712 wells in the first half, up from 505 wells in the first half of 2004.

      Apache's results reflected continuing strong oil and gas prices. Apache received $48.55 per barrel of oil in the second quarter, up 47 percent from the prior-year period; $30.12 per barrel of natural gas liquids, up 31 percent; and $5.71 per thousand cubic feet of gas, up 18 percent.

      Recent operational highlights include:

      - In Canada, gas production rose to 364 MMcf per day in the first half, up 13 percent from the first half of 2004. Apache has drilled 157 wells on Canadian acreage acquired last year in a farm-in from ExxonMobil, of which 26 are on production, two were dry and others are being brought on production as processing and transportation infrastructure becomes available. During the second quarter, Apache and ExxonMobil expanded their agreement, which now covers more than 1 million acres.

      - Apache initiated production from the Qasr field development in Egypt on July 20. As additional facilities are commissioned, the company expects to ramp up production at Qasr, reaching 150 million cubic feet (MMcf) of gas per day by the end of the third quarter of 2005.

      - In Australia, the Rose-4 gas well was brought on production during the second quarter and currently is producing 61 MMcf of gas and 1,700 barrels of condensate per day. Apache expects to commence production from the John Brookes development by the end of the third quarter.

      - Oil production from the North Sea increased to 63,600 barrels per day during the first half, up 39 percent from the prior-year period.

      Apache Corporation is a large gas and oil independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Australia.

*CASH FROM OPERATIONS BEFORE CHANGES IN OPERATING ASSETS AND LIABILITIES IS A NON-GAAP MEASURE; SEE RECONCILIATION BELOW.

                                     -end-

      NOTE: Apache will webcast its conference call live at 1 p.m. Central Time on July 28, 2005, from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using Apache's confirmation code, 968882. The telephone replay will be available for one week beginning at approximately 5 p.m. on July 28.

      This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration and development opportunities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                      FOR THE QUARTER                    FOR THE SIX MONTHS
                                                       ENDED JUNE 30,                      ENDED JUNE 30,
                                             ---------------------------------   ----------------------------------
                                                  2005              2004               2005              2004
                                             ---------------   ---------------   -----------------  ---------------
REVENUES AND OTHER:
Oil and gas production revenues              $     1,774,535   $     1,247,412   $       3,401,184  $     2,400,166
Other                                                (15,304)           (6,679)             20,335           (9,494)
                                             ---------------   ---------------   -----------------  ---------------
                                                   1,759,231         1,240,733           3,421,519        2,390,672
                                             ---------------   ---------------   -----------------  ---------------

OPERATING EXPENSES:
Depreciation, depletion and amortization             359,011           295,737             698,424          581,965
Asset retirement obligation accretion                 13,330            10,891              26,489           21,652
Lease operating costs                                255,430           199,779             488,601          408,015
Gathering and transportation costs                    26,178            20,162              49,958           39,796
Severance and other taxes                             86,593            21,595             158,779           30,543
General and administrative                            52,002            39,181             102,413           85,238
China litigation provision                                 -            71,216                   -           71,216
                                             ---------------   ---------------   -----------------  ---------------
  Total operating expenses                           792,544           658,561           1,524,664        1,238,425
                                             ---------------   ---------------   -----------------  ---------------

OPERATING INCOME                                     966,687           582,172           1,896,855        1,152,247

FINANCING COSTS:
Interest expense                                      44,807            40,193              90,073           80,742
Amortization of deferred loan costs                    2,047               595               2,705            1,162
Capitalized interest                                 (14,254)          (12,708)            (27,663)         (26,358)
Interest income                                         (875)             (513)             (1,802)            (833)
                                             ---------------   ---------------   -----------------  ---------------
  Net financing costs                                 31,725            27,567              63,313           54,713
                                             ---------------   ---------------   -----------------  ---------------

INCOME BEFORE INCOME TAXES                           934,962           554,605           1,833,542        1,097,534
Provision for income taxes                           346,932           171,079             685,029          367,683
                                             ---------------   ---------------   -----------------  ---------------

NET INCOME                                           588,030           383,526           1,148,513          729,851
Preferred stock dividends                              1,420             1,420               2,840            2,840
                                             ---------------   ---------------   -----------------  ---------------

INCOME ATTRIBUTABLE TO COMMON STOCK          $       586,610   $       382,106   $       1,145,673  $       727,011
                                             ===============   ===============   =================  ===============

BASIC NET INCOME PER COMMON SHARE            $          1.79   $          1.17   $            3.49  $          2.23
                                             ===============   ===============   =================  ===============

DILUTED NET INCOME PER COMMON SHARE          $          1.76   $          1.16   $            3.44  $          2.21
                                             ===============   ===============   =================  ===============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING           328,578           325,668             328,309          325,335
                                             ===============   ===============   =================  ===============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                                 (In thousands)

                                               FOR THE QUARTER         FOR THE SIX MONTHS
                                                ENDED JUNE 30,           ENDED JUNE 30,
                                            ---------------------   ------------------------
                                              2005         2004        2005          2004
                                            ---------   ---------   -----------   ----------
COSTS INCURRED:
North America exploration and development   $ 510,772   $ 360,454   $ 1,040,206   $  702,818
International exploration and development     303,311     179,623       565,658      343,697
                                            ---------   ---------   -----------   ----------
                                            $ 814,083   $ 540,077   $ 1,605,864   $1,046,515
                                            =========   =========   ===========   ==========

Oil and gas property acquisitions           $   5,705   $       -   $    25,654   $        -
                                            =========   =========   ===========   ==========

Capitalized interest                        $  14,254   $  12,708   $    27,663   $   26,358
                                            =========   =========   ===========   ==========

Asset retirement costs                      $  26,776   $   8,045   $    37,289   $   20,082
                                            =========   =========   ===========   ==========

                                                             JUNE 30,                 DECEMBER 31,
                                                               2005                      2004
                                                       ---------------------    ------------------------
BALANCE SHEET DATA:
  Current Assets                                       $           1,583,275    $              1,348,782
  Property and Equipment, net                                     14,993,318                  13,860,359
  Goodwill                                                           189,252                     189,252
  Other Assets                                                       114,735                     104,087
                                                       ---------------------    ------------------------
  Total Assets                                         $          16,880,580    $             15,502,480
                                                       =====================    ========================

  Current Liabilities                                  $           1,819,227    $              1,282,891
  Long-Term Debt                                                   2,191,611                   2,588,390
  Deferred Credits and Other Noncurrent Liabilities                3,673,114                   3,426,778
  Shareholders' Equity                                             9,196,628                   8,204,421
                                                       ---------------------    ------------------------
  Total Liabilities and Shareholders' Equity           $          16,880,580    $             15,502,480
                                                       =====================    ========================

  Common shares outstanding at end of period                         328,847                     327,458

NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                    FOR THE QUARTER              FOR THE SIX MONTHS
                                                     ENDED JUNE 30                 ENDED JUNE 30,
                                              ---------------------------   ---------------------------
                                                  2005           2004           2005           2004
                                              ------------   ------------   ------------   ------------
Net cash provided by operating activities     $    993,009   $    646,720   $  1,829,181   $  1,299,052
Changes in operating assets and liabilities        112,639         74,250        299,535        158,644
                                              ------------   ------------   ------------   ------------
Cash from operations before changes in
     operating assets and liabilities         $  1,105,648   $    720,970   $  2,128,716   $  1,457,696
                                              ============   ============   ============   ============

                               APACHE CORPORATION
                              FINANCIAL INFORMATION

                                                                 FOR THE QUARTER                    FOR THE SIX MONTHS
                                                                  ENDED JUNE 30,                      ENDED JUNE 30,
                                                        ----------------------------------  ----------------------------------
                                                              2005              2004              2005              2004
                                                        ----------------  ----------------  ----------------  ----------------
FINANCIAL DATA (In thousands, except per share data):

Revenues and other                                      $      1,759,231  $      1,240,733  $      3,421,519  $      2,390,672
                                                        ================  ================  ================  ================

Income Attributable to Common Stock                     $        586,610  $        382,106  $      1,145,673  $        727,011
                                                        ================  ================  ================  ================

Basic Net Income Per Common Share                       $           1.79  $           1.17  $           3.49  $           2.23
                                                        ================  ================  ================  ================

Diluted Net Income Per Common Share                     $           1.76  $           1.16  $           3.44  $           2.21
                                                        ================  ================  ================  ================

Weighted Average Common Shares Outstanding                       328,578           325,668           328,309           325,335
                                                        ================  ================  ================  ================

Diluted Shares Outstanding                                       333,468           329,363           333,267           329,053
                                                        ================  ================  ================  ================

PRODUCTION AND PRICING DATA:

OIL VOLUME - BARRELS PER DAY
   United States                                                  77,140            69,080            75,395            68,167
   Canada                                                         21,442            26,226            22,354            25,746
   Egypt                                                          53,019            53,410            53,795            51,254
   Australia                                                      13,487            22,200            14,725            22,928
   North Sea                                                      65,251            47,179            63,570            45,739
   China                                                          10,677             5,966            10,592             6,703
   Argentina                                                       1,173               541               940               547
                                                        ----------------  ----------------  ----------------  ----------------
     Total                                                       242,189           224,602           241,371           221,084
                                                        ================  ================  ================  ================

AVERAGE OIL PRICE PER BARREL
   United States                                        $          46.02  $          37.00  $          45.04  $          34.71
   Canada                                                          48.61             35.91             47.85             34.48
   Egypt                                                           50.49             34.24             49.62             32.85
   Australia                                                       53.52             39.03             53.24             36.88
   North Sea                                                       49.65             21.70             47.93             22.19
   China                                                           45.35             31.73             39.71             30.84
   Argentina                                                       36.19             35.10             35.36             34.26
     Total                                                         48.55             33.06             47.31             31.77

NATURAL GAS VOLUME - MCF PER DAY
   United States                                                 653,805           665,167           645,848           654,815
   Canada                                                        380,564           327,537           363,747           320,800
   Egypt                                                         146,724           137,329           151,002           132,997
   Australia                                                     110,005           115,824           111,859           117,323
   North Sea                                                       2,297             1,661             2,238             1,631
   Argentina                                                       3,248             3,334             3,360             4,247
                                                        ----------------  ----------------  ----------------  ----------------
     Total                                                     1,296,643         1,250,852         1,278,054         1,231,813
                                                        ================  ================  ================  ================

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                        $           6.43  $           5.31  $           6.24  $           5.33
   Canada                                                           6.03              5.11              5.82              5.10
   Egypt                                                            4.71              4.66              4.50              4.39
   Australia                                                        1.71              1.65              1.76              1.67
   North Sea                                                        6.74              5.05              6.04              4.70
   Argentina                                                        1.22              0.67              1.06              0.55
     Total                                                          5.71              4.84              5.51              4.81

NGL VOLUME - BARRELS PER DAY
   United States                                                   9,408             7,585             9,257             7,856
   Canada                                                          1,913             2,601             2,165             2,600
                                                        ----------------  ----------------  ----------------  ----------------
     Total                                                        11,321            10,186            11,422            10,456
                                                        ================  ================  ================  ================

AVERAGE NGL PRICE PER BARREL
   United States                                        $          31.19  $          22.48  $          29.76  $          23.92
   Canada                                                          24.88             24.23             25.20             21.78
     Total                                                         30.12             22.92             28.89             23.39